SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 28, 2000)


                        The Singing Machine Company, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


            0-24968                                    95-3795478
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    (Commission File Number)               (IRS Employer Identification No.)


               6601 Lyons Road, Bldg. A-7, Coconut Creek, FL 33073
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               (Address of Principal Executive Offices) (Zip Code)


                                 (954) 596-1000
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Change Since Last Report)



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ITEM 4.           CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Weinberg and Company, P.A. (the "Former Accountant"), was replaced as independent certified public accountant and independent auditor for The Singing Machine Company, Inc. (the "Company") on November 28, 2000. The Company's decision to change accountants was approved by its Board of Directors because Scott Salberg, the auditor who has been responsible for the Company's account, left the Former Accountant to start his own accounting firm.

         The report of the Former Accountant on the financial statements of the Company for the year ended March 31, 2000, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's fiscal year ended March 31, 2000, and through the date of this report, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of the Former Accountant would have caused it to make reference to the subject matter of the disagreement in connection with its report on these financial statements for those periods.

         On November 28, 2000, the Company engaged Salberg and Company, P.A., as its independent auditor and independent certified public accountant. The Company did not consult with Salberg and Company, P.A. regarding the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided by Salberg & Company, P.A. that was a factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.
         16.1 Letter dated November 28, 2000 from Weinberg & Company, P.A. regarding the disclosures in this Current Report on Form 8-K.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                          THE SINGING MACHINE COMPANY, INC.


Date: November 29, 2000                   By:  /s/ John Klecha
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                                               John Klecha
                                               Chief Operating Officer,
                                               Chief Financial Officer.
                                               Treasurer and Secretary



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